UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (date of earliest event reported): October 3, 2005

DAVITA INC.

(Exact name of registrant as specified in its charter)

Delaware	1-4034	No. 51-0354549
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

601 Hawaii Street

El Segundo, California 90245

(Address of principal executive offices including Zip Code)

(310) 536-2400

(Registrant’s telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INFORMATION TO BE INCLUDED IN THE REPORT

Item 8.01.	Other Events.

On October 3, 2005, DaVita Inc. (“DaVita”) issued a press release announcing the expected receipt of final approval from the Federal Trade Commission (“FTC”) of DaVita’s acquisition of Gambro Healthcare U.S. and the anticipated close of the acquisition in early October. A copy of the press release is attached hereto as Exhibit 99.1.

On October 4, 2005, DaVita issued a press release announcing the issuance by the FTC of a consent order allowing for the closing of DaVita’s acquisition of Gambro Healthcare U.S. A copy of the press release is attached hereto as Exhibit 99.2.

Item 9.01.	Financial Statements and Exhibits.

(c)	Exhibits.

Exhibit Number
99.1	Press Release of DaVita Inc., dated October 3, 2005.

99.2	Press Release of DaVita Inc., dated October 4, 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DAVITA INC.

Date: October 4, 2005	/S/ JOSEPH SCHOHL
Joseph Schohl
Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press Release of DaVita Inc., dated October 3, 2005.

99.2	Press Release of DaVita Inc., dated October 4, 2005.